Exhibit 10.34

International Department 555 South Flower Street, 24th Floor, Los Angeles, CA 90071 T (213) 673-8640 F (213) 673-8649 SWIFT CINAUS6L

08/29/12

KMPG LLP
THREE CHESTNUT RIDGE ROAD
MONTVALE, NEW JERSEY 07645-0435
ATTN: PRINCIPAL IN CHARGE

LETTER OF CREDIT NUMBER:	090820.OD.5443
AMENDMENT DATE:	08/22/12
APPLICANT:	LOOKSMART LTD.

SIR OR MADAM:

WE HEREBY AMEND OUR IRREVOCABLE STANDBY LETTER OF CREDIT DATED 08/21/09 ISSUED IN YOUR FAVOR AS FOLLOWS:

1.           EFFECTIVE SEPTEMBER 30, 2012, LETTER OF CREDIT AMOUNT IS DECREASED BY USD38,400.00 TO AN AGGREGATE TOTAL AMOUNT OF USD153,600.00 (ONE HUNDRED FIFTY THREE THOUSAND SIX HUNDRED AND 00/100 U.S. DOLLARS).

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

THIS AMENDMENT FORMS AN INTEGRAL PART OF THE ORIGINAL LETTER OF CREDIT AND MUST BE ATTACHED THERETO.

IF YOU HAVE ANY QUESTIONS, PLEASE CALL US AT (213) 673-8640.

SINCERELY,

AUTHORIZED SIGNATURE	AUTHORIZED SIGNATURE

SPECIAL INSTRUCTIONS TO BENEFICIARY: PLEASE SIGN AND RETURN IMMEDIATELY TO OUR ADDRESSS ABOVE BY COURIER SERVICE THE ATTACHED COPY OF THIS AMENDMENT WITH YOUR ORIGINAL SIGNATURE SIGNIFYING YOUR CONSENT THERETO OR REJECTION THEREOF. UPON RECEIPT OF YOUR CONSENT, THIS AMENDMENT WILL BE CONSIDERED OPERATIVE.

CONSENT:	REJECTION:

AUTHORIZED SIGNATURE	AUTHORIZED SIGNATURE

KPMG LLP

NAME:	Christopher P. Gallo Principal in Charge Real Estate Services

TITLE:

PHONE:	201-307-7610

FAX:	201-307-7010

DATE:

Member FDIC